UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 11, 2024

Date of Report (Date of earliest event reported)

FEUTUNE LIGHT ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 W 9th St #848 Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 909-214-2482

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Warrant and one Right	FLFVU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for one-tenth (1/10) of one share of Class A Common Stock at the closing of a business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on October 26, 2023, Feutune Light Acquisition Corporation, a Delaware corporation (“FLFV,” or “PubCo” upon and following the Merger (as defined herein)), Feutune Light Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of FLFV (“Merger Sub”), and Thunder Power Holdings Limited, a British Virgin Islands company (“Thunder Power”), entered into an Agreement and Plan of Merger (as amended on March 19, 2024 and April 5, 2024, the “Merger Agreement”), pursuant to which, among other things, (1) Thunder Power will merge with and into Merger Sub with Merger Sub surviving as a wholly-owned subsidiary of FLFV (the “Merger”), and (2) shareholders of Thunder Power immediately prior to the Effective Time (as defined in the Merger Agreement) collectively will receive from FLFV, in the aggregate, a number of newly issued shares of common stock of PubCo, par value $0.0001 per share, equal to: (i) $600,000,000, divided by (ii) $10.00 per share in consideration of converting their ordinary shares of Thunder Power, par value $0.0001 per share (collectively, the “Business Combination”).

Forward Purchase Agreement with Meteora

On June 11, 2024, FLFV and Thunder Power entered into an agreement with (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), and (iii) Meteora Strategic Capital, LLC (“MSC” and, collectively with MCP and MSTO, the “Seller”) (the “Forward Purchase Agreement”). For purposes of the Forward Purchase Agreement, (i) FLFV is referred to as the “Counterparty” prior to the consummation of the Business Combination, while PubCo is referred to as the “Counterparty” after the consummation of the Business Combination and (ii) “Shares” means shares of the Class A common stock, par value $0.0001 per share, of FLFV prior to the closing of the Business Combination (“FLFV Shares”), and, after the closing of the Business Combination, shares of common stock, par value $0.0001 per share, of Pubco (“PubCo Shares”). Capitalized terms used herein but not otherwise defined have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intends, but is not obligated, to purchase up to 4,900,000 Shares (the “Purchased Amount”) pursuant to the FPA Funding Amount PIPE Subscription Agreement (as defined herein), less the number of FLFV Shares purchased by the Seller separately from third parties through a broker in the open market (“Recycled Shares”). The Seller will not be required to purchase an amount of Shares such that following such purchase, the Seller’s ownership would exceed 9.9% of the total Shares outstanding immediately after giving effect to such purchase, unless the Seller, at its sole discretion, waives such 9.9% ownership limitation. The number of Shares subject to the Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreement with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreement.

The Forward Purchase Agreement provides for a prepayment shortfall in an amount in U.S. dollars equal to 0.25% of the product of the Recycled Shares and the Initial Price (as defined herein) (the “Prepayment Shortfall”). The Seller will pay the Prepayment Shortfall to the Counterparty on the Prepayment Date (which amount will be netted from the Prepayment Amount) (the “Initial Prepayment Shortfall”). Additionally, following the closing of the Business Combination and up to 45 calendar days prior to the Valuation Date, Counterparty may, in its sole discretion, request additional Prepayment Shortfall from Seller in tranches of $500,000 (the “Additional Prepayment Shortfall” and, together with Initial Prepayment Shortfall, the “Prepayment Shortfall”); provided (i) Seller has recovered any prior Prepayment Shortfall, (ii) the VWAP Price over the prior ten (10) trading days multiplied by the then current freely-tradeable Shares held by Seller be at least six (6) times greater than the Additional Prepayment Shortfall request and (iii) the total value traded in Counterparty’s stock, as reported on the relevant Bloomberg Screen, be at least six (6) times greater than the Additional Prepayment Shortfall request (with (i), (ii) and (iii) collectively as the “Shortfall Conditions”). Notwithstanding the foregoing, Seller may waive the Shortfall Conditions, in whole or in part, via written consent to Counterparty.

The Seller in its sole discretion may sell Recycled Shares at any time following the Trade Date and at any sales price, without payment by the Seller of any Early Termination Obligation until such time as the proceeds from such sales equal 110% of the Prepayment Shortfall (as set forth under Shortfall Sales in the Forward Purchase Agreement) (such sales, “Shortfall Sales,” and such shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered under the Forward Purchase Agreement, and (b) an Optional Early Termination, subject to the terms and conditions of the Forward Purchase Agreement applicable to Terminated Shares (as defined herein), when an OET Notice (as defined herein) is delivered under the Forward Purchase Agreement, in each case the delivery of such notice in the sole discretion of the Seller (as further described under “Optional Early Termination” and “Shortfall Sales” in the Forward Purchase Agreement).

The Forward Purchase Agreement provides that the Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the number of Shares as set forth in a Pricing Date Notice and (ii) the redemption price per share as defined in Section 9.2(b) of the Amended and Restated Certificate of Incorporation of FLFV, effective as of June 15, 2022, as amended from time to time (the “Initial Price”), less (y) the Initial Prepayment Shortfall.

The Counterparty will pay to the Seller the Prepayment Amount required under the Forward Purchase Agreement directly from the Counterparty’s trust account maintained by Continental Stock Transfer & Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement shares (the “Trust Account”), no later than the earlier of (a) one New York business day after the date of the closing of the Business Combination pursuant to the Business Combination Agreement (the “Closing Date”) and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination; except that to the extent that the Prepayment Amount is to be paid from the purchase of Additional Shares (as defined herein) by the Seller, such amount will be netted against such proceeds, with the Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount.

The Seller will purchase “Additional Shares” from the Counterparty at any date prior to the Valuation Date at the Initial Price, with such number of Shares to be specified in a Pricing Date Notice as Additional Shares subject to 9.9% ownership limitations which may be waived by Seller at its sole discretion; provided that such number of Additional Shares that may be purchased from the Counterparty will not exceed (x) the Maximum Number of Shares, minus (y) the Recycled Shares. For the avoidance of doubt, any Additional Shares purchased by the Seller will be included in the number of Shares under the Forward Purchase Agreement for all purposes.

In addition to the Prepayment Amount, the Counterparty will pay directly from the Trust Account, on the Prepayment Date, an amount equal to the product of (x) up to 100,000 (with such final amount to be determined by Seller in its sole discretion via written notice to the Counterparty) and (y) the Initial Price. The Shares purchased with the Share Consideration (the “Share Consideration Shares”) will be incremental to the Maximum Number of Shares (as defined herein) and will not be included in the number of Shares in connection with the Transaction under the Forward Purchase Agreement.

Within 45 days after June 11, 2024 (the “Trade Date”), the Counterparty will file (at the Counterparty’s sole cost and expense) with the SEC a registration statement registering the resale of all Shares held by the Seller, including the Recycled Shares, Share Consideration Shares and any Additional Shares (the “Registration Statement”), and have the Registration Statement declared effective as soon as practicable after the filing thereof in accordance with the terms of the Forward Purchase Agreement.

The reset price (the “Reset Price”) will initially be $10.00. The Reset Price will be subject to reset on a weekly basis commencing the first week following the thirtieth day after the closing of the Business Combination to be the lowest of (a) the then current Reset Price, (b) the Initial Price and (c) the VWAP Price of the Shares of the prior trading weeks; provided that the Reset Price will be subject to reduction upon a Dilutive Offering Reset immediately upon the occurrence of such Dilutive Offering. The “Maximum Number of Shares” subject to the Forward Purchase Agreement will initially be the Purchased Amount; upon the occurrence of a Dilutive Offering Reset, a number of Shares equal to the quotient of (i) the Purchased Amount divided by (ii) the quotient of (a) the price of such Dilutive Offering divided by (b) the $10.00.

From time to time and on any date following the Trade Date (any such date, an “OET Date”) and subject to the terms and conditions in the Forward Purchase Agreement, the Seller may, in its absolute discretion, terminate the Transaction in whole or in part by providing written notice to the Counterparty (the “OET Notice”), by the later of (a) the fifth Local Business Day following the OET Date and (b) no later than the next Payment Date following the OET Date, (which will specify the quantity by which the number of Shares will be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice will be to reduce the number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty will be entitled to an amount from the Seller, and the Seller will pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date (except that no amount will be due to Counterparty upon any Shortfall Sale). The payment date may be changed within a quarter at the mutual agreement of the parties.

The “Valuation Date” is the earlier to occur of (a) the date that is 36 months after the Closing Date, (b) the date specified by the Seller in a written notice to be delivered to the Counterparty at the Seller’s discretion (which Valuation Date will not be earlier than the day such notice is effective) after the occurrence of any of (v) a Shortfall Variance Registration Failure, (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event, and (c) the date specified by the Seller in a written notice to be delivered to the Counterparty at the Seller’s sole discretion (which Valuation Date will not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately upon its delivery from the Seller to the Counterparty in accordance with the Forward Purchase Agreement.

On the Cash Settlement Payment Date, which is the tenth New York business day immediately following the last day of the Valuation Period, the Seller will remit to the Counterparty an amount equal to the Settlement Amount and will not otherwise be required to return to the Counterparty any of the Prepayment Amount and the Counterparty will remit to the Seller the Settlement Amount Adjustment (as defined herein); provided, that if the Settlement Amount less the Settlement Amount Adjustment is a negative number and either clause (x) of the “Settlement Amount Adjustment” section in the Forward Purchase Agreement applies or the Counterparty has elected pursuant to clause (y) under “Settlement Amount Adjustment” in the Forward Purchase Agreement to pay the Settlement Amount Adjustment in cash, then neither the Seller nor the Counterparty will be liable to the other party for any payment under “Cash Settlement Payment Date” in the Forward Purchase Agreement. The “Settlement Amount Adjustment” is the cash amount equal to the product of (i) the Maximum Number of Shares as of the Valuation Date multiplied by (ii) $2.00.

The Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination, as well as any redemption rights under FLFV’s Certificate of Incorporation that would require redemption by FLFV. Such waiver may reduce the number of Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Counterparty has agreed to grant the Seller, for the period beginning on June 11, 2024 and ending on the 12-month anniversary of the Valuation Date, the right, but not the obligation, in its sole discretion, to invest on the terms offered to the Seller by the Counterparty up to 50% of any future debt, equity, derivative or any other kind of financing of the Counterparty, as legally permitted (each a “Covered Financing”). The Seller will be provided at least ten (10) business day notice to invest in any Covered Financing. For the avoidance of doubt, Covered Financings does not include any equity line of credit.

The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text the Forward Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Subscription Agreement

On June 11, 2024, FLFV entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with the Seller.

Pursuant to the FPA Funding PIPE Subscription Agreement, Seller agreed to subscribe for and purchase, and FLFV agreed to issue and sell to Seller, prior to the Valuation Date, an aggregate of up to 4,900,000 FLFV Shares, less the Recycled Shares in connection with the Forward Purchase Agreement, at the Initial Price per share. On the Closing Date, all outstanding FLFV Shares (including shares issued pursuant to the Subscription Agreement) will be exchanged for newly issued PubCo Shares in accordance with the terms of the Merger Agreement.

The foregoing description of the FPA Funding PIPE Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text the FPA Funding PIPE Subscription Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Shares that may be issued pursuant to the FPA Funding Amount PIPE Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 8.01. Other Events.

Trust Disclosure Redemptions

As described in the proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-275933) that was filed publicly by FLFV with the SEC in connection with the Business Combination and was declared effective by the SEC on May 10, 2024 (the “Form S-4’), FLFV provided holders of FLFV public shares sold in its initial public offering including shares issued upon the full exercise of the underwriters’ over-allotment option (the “FLFV Public Shares”) with the opportunity to have all or a portion of their FLFV Public Shares redeemed for cash upon the closing of the Business Combination. As of June 12, 2024, holders of an aggregate of 97.26% or 2,533,295 FLFV Public Shares elected to exercise their right to redeem their FLFV Public Shares for a pro rata portion of the funds in the Trust Account. Based upon the current amount in the Trust Account, FLFV estimates that the per share redemption price, assuming estimated withdrawals from the Trust Account to pay franchise and income taxes owed by FLFV, as of June 12, 2024, will be approximately $11.09.

Forward-Looking Statements

This Report contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act of. Statements that are not historical facts, including statements about the pending transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed Business Combination, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending Business Combination, including the risk that the transaction may not close due to one or more closing conditions to the Business Combination not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the Business Combination or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of FLFV and Thunder Power to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of FLFV or Thunder Power; (v) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (vi) the risk that any announcements relating to the proposed Business Combination could have adverse effects on the market price of FLFV’s securities; (vii) the risk that the proposed Business Combination and its announcement could have an adverse effect on the ability of Thunder Power to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) risks relating to the automotive industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the prospectus filed on June 17, 2022 relating to FLFV’s initial public offering, the annual report of FLFV on Form 10-K for the fiscal year ended on December 31, 2023, filed on March 6, 2024, and the Form S-4, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and FLFV, Thunder Power, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

As previously disclosed, on October 26, 2023, FLFV entered into the Merger Agreement, by and among FLFV, Merger Sub, and Thunder Power, pursuant to which Thunder Power will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of FLFV. This Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. FLFV’s stockholders and other interested persons are advised to read the registration statement on the Form S-4, including the proxy statement/prospectus contained therein, and the other documents filed in connection with the proposed Business Combination, as these materials will contain important information about FLFV, Merger Sub and Thunder Power, and the proposed Business Combination. The Form S-4 and other relevant materials for the proposed Business Combination have been mailed to stockholders of FLFV as of a record date to be established for voting on the proposed Business Combination. Such stockholders will also be able to obtain copies of the Form S-4 and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to FLFV’s principal office at 221 W 9th St #848, Wilmington, DE 19801.

Participants in Solicitation

FLFV, Merger Sub, Thunder Power, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FLFV stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FLFV stockholders in connection with the proposed bus Business Combination as set forth in the Form S-4.

No Offer or Solicitation

This Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or any other transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of FLFV, Merger Sub or Thunder Power, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities wiall be made except by means of a prospectus meeting the requirements of the Securities Act.

The information in this Item 8.01 will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No.	Description
10.1	Forward Purchase Agreement, dated June 11, 2024, by and among Feutune Light Acquisition Corporation, Thunder Power Holdings Limited, Meteora Select Trading Opportunities Master, LP, Meteora Capital Partners, LP and Meteora Strategic Capital, LLC
10.2	Subscription Agreement, dated June 11, 2024, by and among Feutune Light Acquisition Corporation, Meteora Select Trading Opportunities Master, LP, Meteora Capital Partners, LP and Meteora Strategic Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

Date: June 12, 2024	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer